PATRIOT TRANSPORTATION HOLDING, INC.
155 East 21st Street, Jacksonville, Florida 32206
___________________________

NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS

To The Shareholders:

	The Annual Meeting of Shareholders of Patriot Transportation Holding, Inc. will be held at 2 o'clock in the afternoon, local time, on Wednesday, February 7, 2001 at 155 East 21st Street,
Jacksonville, Florida 32201, for the following purposes, as more fully described in the attached proxy statement:

(1)	To approve the award of non-discretionary stock options
pursuant to the Company's 2000 Stock Option Plan for 1,000 shares to each non-employee director of the Company for attendance at each regular Board of Directors' meeting.

(2)	To elect three directors to serve for a term of four years.

(3)	To transact such other business as may properly come before
the meeting or any adjournments thereof.

	Shareholders of record at the close of business on December 4, 2000 are entitled to vote at said annual meeting or any adjournment or adjournments thereof.


						BY ORDER OF THE BOARD OF DIRECTORS


December 20, 2000                       	James B. Shephard
                                            	   Secretary



TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE
THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE
ACCOMPANYING ENVELOPE.  IF YOU ATTEND THE MEETING,
YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.





PATRIOT TRANSPORTATION HOLDING, INC.
155 East 21st Street, Jacksonville, Florida 32201

PROXY STATEMENT
ANNUAL MEETING - February 7, 2001

	The attached proxy is solicited by the Board of Directors of Patriot Transportation Holding, Inc. (the "Company") for use at the annual meeting of the shareholders to be held on Wednesday, February 7, 2001 at 2 o'clock in the afternoon, local time, and any adjournments thereof, at 155 East 21st Street, Jacksonville, Florida 32201. The proxy is revocable by written notice to the Secretary of the Company at any time before its exercise.

	Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the shareholders' directions or, if no directions are indicated, will be voted in favor of the approval of the award of non-discretionary stock options to the non-employee directors pursuant to and in favor of the election of the nominees proposed in this proxy statement and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

	This proxy statement and the accompanying proxy are being distributed to shareholders on or about December 15, 2000.

VOTING PROCEDURES

	The holders of record of common stock at the close of business on December 4, 2000 may vote at the meeting. On such date there were outstanding 3,170,566 shares of common stock of the Company. Under the Company's Articles of Incorporation and Bylaws each share of common stock is entitled to one vote. Under the Company's Bylaws, the holders of a majority of the outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the meeting.

	Under the Florida Business Corporation Act, directors are elected by a plurality of the votes cast and other matters are approved if affirmative votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter exceed the votes opposing the action, unless a greater number of affirmative votes is required by this act or the Company's Articles of Incorporation. Abstentions and broker non-votes will have no effect on the vote for election of directors and most routine matters. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.


	1.	PROPOSAL TO APPROVE THE AWARD OF NON-DISCRETIONARY STOCK
OPTIONS PURSUANT TO THE COMPANY'S 2000 STOCK OPTION PLAN FOR 1,000 SHARES TO EACH NON-EMPLOYEE DIRECTOR OF THE COMPANY FOR ATTENDANCE
AT EACH REGULAR BOARD OF DIRECTORS' MEETING.

	The shareholders of the Company, at the February 2, 2000
Annual Meeting approved the Company's 2000 Stock Option Plan which authorized grants for up to 500,000 shares of the Company's common stock, for a term expiring November 30, 2009.

	Management and the Board of Directors at its meeting on December 6, 2000 reviewed compensation to the non-employee directors and determined that it was in the best interest of the Company to provide non-employee directors the opportunity to increase their equity participation in the Company on a non-discretionary, routine, regular and recurring basis by awarding each such non-employee director an option for 1,000 shares of the Company's common stock, at the fair market value thereof on the date of grant, but exercisable at any time for a term of ten years from the date of grant, for each regular board of directors meeting attended. Options for 9,000 shares were granted to nine non-employee directors on December 6, 2000 at a price of $15.125 per share. No other options have been granted under the Company's 2000 Stock Option Plan.

	The proposal to be voted on is as follows:

	"RESOLVED, that each non-employee director in attendance will receive under the Company's 2000 Stock Option Plan, effective with the Board of Directors' meeting on December 6, 2000 and on each and every regular board of directors' meeting thereafter attended by such non-employee director, an award of a Non Statutory Stock Option for 1,000 shares of common stock exercisable immediately and for a term expiring the day before the tenth anniversary of the date of grant at the fair market value of the Company's common stock on the date of grant".

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AWARD OF NON-DISCRETIONARY STOCK OPTIONS PURSUANT TO THE COMPANY'S 2000 STOCK OPTION PLAN FOR 1,000 SHARES TO EACH NON-EMPLOYEE DIRECTOR OF THE COMPANY FOR ATTENDANCE AT EACH REGULAR BOARD OF DIRECTORS' MEETING.

2.   ELECTION OF DIRECTORS

	Under the Company's Articles of Incorporation, the Board of Directors is divided into four classes. One class of directors is elected at each annual meeting of shareholders for a four-year term of office or until their successors are elected and qualified. Three below-named directors are nominated to be elected by the shareholders to hold office until the 2005 annual meeting. The enclosed proxy will be voted for the election of the persons named as directors of the Company unless otherwise indicated by the shareholders. If any of the nominees named should become unavailable for election for any presently unforeseen reason, the persons named in the proxy shall have the right to vote for a substitute as may be designated by the Board of Directors to replace such nominee, or the Board may reduce the number of directors accordingly.

	The following table sets forth information with respect to each nominee for election as a director and each director whose term of office continues after the 2001 annual meeting. Reference is made to the sections entitled "Common Stock Ownership of Certain Beneficial Owners" and "Common Stock Ownership by Directors and Officers" for information concerning stock ownership of the nominees and directors.

NAME AND PRINCIPAL                 DIRECTOR          OTHER
    OCCUPATION               AGE    SINCE        DIRECTORSHIPS

Class III - Nominees for Terms Expiring in 2005

John E. Anderson             55     1989
 President and Chief
 Executive Officer
 of the Company

David H. deVilliers Jr.      49     1993
 Vice President of the
 Company

Radford D. Lovett            67     1989      Florida Rock
 Chairman of the Board of                      Industries, Inc.
 Commodores Point Terminal                    First Union
 Corp. (Marine Terminal)                       Corporation
                                              Winn-Dixie
							     Stores, Inc.

Directors Continuing in Office After the 2001 Annual Meeting

Class IV - Terms Expiring in 2002

Edward L. Baker              65    1988      Florida Rock
 Chairman of the Board                        Industries, Inc.
 of the Company and of                       Flowers Industries,
 Florida Rock Industries,                     Inc.
 Inc.

Thompson S. Baker II         42    1994      Florida Rock
 Vice President of                            Industries, Inc.
 Florida Rock
 Industries, Inc.

Martin E. Stein Jr.          48    1992      Regency Realty
 Chairman and Chief                           Corporation
 Executive Officer of  				     Stein Mart, Inc.
 Regency Realty Corporation
 (a real estate investment
 trust); Chief Executive
 Officer of The Regency
 Group, Inc. (a Commercial
 real estate service firm)

Class I - Terms Expiring in 2003

Francis X. Knott             55    1989      Florida Rock
 Chairman of Partners                         Industries, Inc.
 Management Company, LLC
 And Partners Realty
 Realty Trust, Inc.

James B. Shephard		    63    1999
 Vice President and
 Secretary of the Company

James H. Winston             67    1992      Stein Mart, Inc.
 President of LPMC of Jax,
 Inc. (an investment real
 estate firm); President
 of Omega Insurance Company

Robert H. Paul III	         66    1992
 Chairman of the Board,
 and Chief Executive Officer
 of Southeast-Atlantic
 Beverage Corporation
 (manufacturing of soft
 drink products)

Class II - Terms Expiring in 2004

John D. Baker II             52    1988      Florida Rock
 President and Chief                          Industries, Inc.
 Executive Officer                           Hughes Supply, Inc.
 of Florida Rock
 Industries, Inc.

Luke E. Fichthorn III        59    1989      Florida Rock
 Partner in Twain Associates                  Industries, Inc.
 (a private investment                       Bairnco Corporation
 banking firm); Chairman
 of the Board and Chief
 Executive Officer
 of Bairnco Corporation
 (manufacturing)

	All of the directors have been employed in their respective positions for the past five years, except John D. Baker II and James B. Shephard. In February 1996 John D. Baker II was elected to the additional position of Chief Executive Officer of Florida Rock Industries, Inc. Mr. Shephard was President and Chief Executive Officer of Landstar Ranger from 1989 to 1998; Senior
Vice President of Landstar from 1998 to March 1999; Chairman of the Board of Florida Rock and Tank Lines, Inc. from March 1999 to November 1999 when he was appointed President of the Company's Transportation Group. Mr. Shephard was elected Vice President and Secretary of the Company in February 2000.

	Edward L. Baker and John D. Baker II are brothers. Thompson
S. Baker II is the son of Edward L. Baker.

	See "Compensation Committee Interlocks and Insider
Participation" and "Certain Relationships and Related
Transactions" for a discussion of other transactions including the relationships between the Company and Florida Rock Industries, Inc.

Other Information About the Board and Its Committees

	Meetings. During the fiscal year ended September 30, 2000 the Company's Board of Directors held five meetings. Directors who are not employees of the Company were paid fees of $7,000 annually and $500 per directors' meeting attended. Members of the Company's Audit and Compensation Committees received $300 and the Chairman of each committee received $500 for each committee meeting attended. At its December 6, 2000 meeting, the Board of Directors, in addition to approving the award of options for 1,000 shares to each non-employee director for each regular board meeting attended, approved raising the annual fee to $10,000 and to $1,000 per directors' meeting attended. See "Executive Compensation - Option Exercises and Fiscal Year-end Values" for information concerning directors who are executive officers.

	Executive Committee. Messrs. Edward L. Baker, John D. Baker II and John E. Anderson. To the extent permitted by law, the Executive Committee exercises the powers of the Board between the meetings of the Board of Directors. During fiscal 2000 the Executive Committee held no formal meetings, but acted on various resolutions by unanimous written consents.

	Audit Committee. Messrs. Fichthorn, Knott, Lovett and Winston. The Audit Committee recommends the appointment of independent accountants to audit the Company's consolidated financial statements and to perform professional services related to the audit, meets with the independent accountants and reviews the scope and results of their audit, and reviews the fees charged by the independent auditors. The Committee also reviews the scope and results of internal audits. During fiscal 2000, the Audit Committee adopted and the Board of Directors approved the Audit Committee Charter, the text of which is attached as an appendix to this Proxy Statement. Pursuant to this Charter, the Board of Directors has found that each of the members of the Audit Committee is able to read and understand financial statements, and that Mr. Fichthorn, who is chairman, has financial sophistication derived from his experience and background. In reaching such findings, the Board of Directors considered the financial, business and occupational experience, as well as the past services as a director of each Audit Committee member. During fiscal 2000, the Audit Committee held two meetings.

	Compensation Committee. Messrs. Lovett, Paul and Stein. The Committee determines the compensation for the Chief Executive
Officer and reviews and approves compensation for other executive officers and certain other members of management. In addition, the Committee administers the Company's Stock Option Plans, subject to control of the Board of Directors, and the Management Incentive Compensation program. During fiscal 2000 the
Compensation Committee held one meeting.

	The full Board of Directors acts as the Nomination Committee.

	During the last fiscal year, each of the directors attended 75% or more of all meetings of the Board and its Committees on which the director served, except for David H. deVilliers Jr., who attended 60% of such meetings and Martin E. Stein Jr., who attended 20% of such meetings.

AUDIT COMMITTEE REPORT

	With respect to the Company's fiscal year ended September 30, 2000, the Audit Committee of the Board of Directors (a) has reviewed and discussed the Company's audited financial statements for fiscal 2000 with management; (b) has discussed with Deloitte & Touche LLP any matters required of auditors to be discussed with the Audit Committee by SAS 61 (relating to additional information from the auditor regarding the scope and results of the audit);
(c) has received written disclosures and a letter from Deloitte & Touche LLP required by ISB Standard No. 1 and has discussed with representatives of Deloitte & Touche LLP their independence; and
(d) has recommended to the Board of Directors that the Company's fiscal 2000 audited financial statements be included in the Company's annual report on Form 10-K.

	Submitted by:				Luke E. Fichthorn III, Chairman
							Francis X. Knott
							Radford D. Lovett
							James H. Winston
							Members of the Audit Committee

Executive Compensation

	Edward L. Baker receives his primary compensation from Florida Rock Industries, Inc. which provides administrative and other services to the Company under an agreement.

Summary Compensation Table

The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and its other four most highly compensated executives who served in such capacities during fiscal 2000.

					      Performance Unit Plan(c)
Name 		    Annual	 Payments Made in 2000     All Other
and 		       Compensation	 for Amounts Accrued in     Compen-
Principal        Salary   Bonus   1998    1999    2000    sation
Position    Year ($)(a)  ($)(a)  to 2000 to 2001 to 2002  ($)(b)

John E.
Anderson   2000  309,000  74,880  87,110  58,000  30,000  4,800
President  1999  297,500  60,000	 -	    -	  -     4,800
 Chief     1998  287,750  87,000	 -	    -	  -     4,500
 Executive
 Officer

David H.   2000  222,500 138,000  97,800  72,000  40,000  4,800
deVilliers 1999  195,000  80,000	 -	    -	  -	   4,978
Jr., Vice  1998  175,705  72,000	 -	    -	  -	   4,680
President

James B.   2000  198,846    -	      -	    -	  -	     -
Shephard   1999   94,850    -	      -	    -	  -	     -
 Vice      1998	-	   -	      -	    -	  -	     -
 President
 and Secretary

Ish Copley 2000  137,897  25,066	4,084    -	  -	   4,800
 President 1999  135,365  25,334	 -	    -	  -     4,240
 SunBelt   1998  128,125  19,500	 -	    -	  -     4,860
 Transport
 Inc.

John R.    2000  163,600    -	 	 -	    -	  -	   4,800
Mabbett    1999  159,140    -	 	 -	    -	  -	   4,900
III, Vice  1998  155,420  18,787	 -	    -	  -	   4,507
 President and
 Secretary of the
 Company until
 February 2000 and
 President of Florida
 Rock & Tank Lines, Inc.

(a)	Includes amounts deferred under the Company's Profit Sharing and Deferred Earnings Plan. Bonuses are accrued in the year earned and paid in the following year.

(b)	Represents the Company's contribution to the Profit Sharing
and Deferred Earnings Plan for the named individual.

(c)	The Performance Unit Plan was terminated effective with the
end of fiscal year 2000.  Payments for Plan 1999 to 2001 and Plan
2000 to 2002 represent pro-rata amounts earned under each Plan.

Option Grants In Last Fiscal Year

No stock options were granted to the executive officers named in the Summary Compensation Table during the fiscal year ended
September 30, 2000.

Option Exercises and Fiscal Year-end Values

The following table shows information with respect to stock options exercised during the fiscal year ended September 30, 2000 and the number and value of unexercised options held by each executive officer named in the Summary Compensation Table.

									     Value of
					    Number of		    Unexercised
					   Unexercised         In-The-Money
					    Options at         September 30,
				      September 30, 2000        2000 (1)
	    Shares
	   Acquired
 		 on      Value   Exercis- Unexercis- Exercis- Unexercis-
 Name   Exercise  Realized  able(#)   able(#)   able(#)  able(#)

John E.	  -       -       25,000       -          -         -
Anderson

David H.	  -	     -	   15,000	 	 -          -         -
deVilliers Jr.

Ish Copley  -	     -	   25,000	      -          -         -

John R.
Mabbett III -       -       15,000       -          -         -

(1)	The closing price of the Company's common stock as reported
on The NASDAQ Stock Market on September 30, 2000 was $15.88 which was less than the exercise price. All of the options under grant were "out-of-the-money".

Pension Plan

The Company has a Management Security Plan (the "MSP Plan") for certain officers, including directors who are officers, and certain key employees. Benefit levels have been established on the basis of base compensation. The MSP Plan provides that in the event a participant dies prior to his retirement his beneficiary will receive twice the amount of such participant's benefit level in monthly payments for a period of 12 months and thereafter the benefit level in monthly payments for the next 168 months or until such time as such participant would have reached age 65, whichever is later. Upon reaching normal retirement age, a participant is entitled to receive twice the amount of his benefit level in equal monthly payments for 12 months and thereafter the benefit level until his death. If a participant dies after his retirement, his beneficiary, if any, will receive such participant's benefit for a period of 15 years from the date of the participant's retirement or until the death of the beneficiary, whichever occurs first.
The annual retirement benefit levels in effect at September 30, 2000 were:

John E. Anderson				$156,000
David H. deVilliers Jr.			$115,000
John R. Mabbett III				$ 82,400

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report and Shareholder Return Performance shall not be incorporated by reference into any such filings.

Compensation Committee Report

The Compensation Committee of the Board of Directors ("the Committee") determines the compensation of the Chief Executive Officer and reviews and approves compensation of other officers and members of management reaching a salary level established by the Board. In addition, the Committee administers the Company's stock option plans, subject to control of the Board, and the Management Incentive Compensation program. The full Board must approve the recommendations of the Committee.

The Committee's goals are to develop and maintain executive compensation programs that preserve and enhance shareholder value. Under the direction of the Committee, management has developed a compensation structure designed to compensate fairly executives for their performance and contribution to the Company, to attract and retain skilled and experienced personnel, to reward superior performance and to align executive and shareholder long-term interests.

Base salary levels for executives are established taking into consideration business conditions, the Company's performance and industry compensation levels. The Chief Executive Officer's salary is based on these factors and his performance in leading the Company and its businesses.

Both of the Company's operating groups, Transportation and Real Estate Development, have Management Incentive Compensation ("MIC") plans which provide an opportunity for additional compensation to officers and key employees. The purpose of the plans is to provide a direct financial incentive in the form of an annual cash bonus to participants to achieve their business unit's and the Company's goals and objectives. Potential MIC pools are computed based upon levels of annual income before tax achieved by the respective groups. The maximum amount of MIC in any year is limited to 10% of consolidated income before income taxes. Awards to individuals are based on their achieving annual predetermined objectives and the importance and degree of difficulty in achieving those objectives. Individual awards may not exceed 50% of the participant's base salary. Mr. Anderson participates in a similar MIC Plan whose pool calculation, purpose and annual cash award eligibility for performance against predetermined objectives are comparable to those utilized by the Company's Transportation and Real Estate Development groups. His maximum individual award may not exceed 60% of base salary.

Also in effect during the last three fiscal years was a long-term incentive compensation program that offered a performance unit plan to the Company's key management personnel, including the Chief Executive Officer, as well as continuing the Company's stock option program for the Company's officers and key management personnel. Under the stock option program, the vesting periods associated with stock options encourage option recipients to continue in the employ of the Company. All options granted have been granted at an option price equal to the fair market value of the Company's common stock on the date of grant. In subjectively determining the number of options to be granted to an individual, including the Chief Executive Officer, the Committee takes into account the individual's relative base salary, scope of responsibility and ability to affect both short and long term profits and add value to the Company. Under the performance unit plan, participants could earn a cash bonus of up to 60% of the participant's base salary at the time of grant if three year performance goals are achieved except that Mr. Anderson could earn a cash bonus up to 75% of his base salary. The initial performance goals established were unique to each participant and ranged from return on capital employed and average revenue growth to better property management and better performance in project development.

On December 6, 2000 the Board of Directors approved a recommendation of the Compensation Committee to rescind (revise) the performance unit plan and all amounts accrued under the plan were directed to be paid as a bonus to the participants.

Submitted by:				Radford D. Lovett, Chairman
Robert H. Paul III
Martin E. Stein Jr.
					Members of the Compensation Committee

Compensation Committee Interlocks and Insider Participation

One member of the Compensation Committee, Mr. Lovett, is among the six directors of the Company who are also directors of Florida Rock Industries, Inc. ("FRI"). The other five directors of both FRI and the Company who are not members of the Compensation Committee are Edward L. Baker, John D. Baker II, Thompson S. Baker II, Luke E. Fichthorn III and Francis X. Knott. The six directors own approximately 44.3% of stock of the Company and 30.1% of the stock of FRI. Accordingly, the Bakers, who own approximately 43.2% of the stock of the Company and 29.7% of the stock of FRI, may be considered to be control persons of both the Company and FRI.

Mr. A. R. Carpenter (a director of FRI) is a director and member of the Compensation Committee of the Board of Directors of Regency Realty Corporation. Mr. Stein, who is Chairman and Chief
Executive Officer of Regency Realty Corporation, is a director of the Company and a member of its Compensation Committee.

There were no other interlocks of executive officers or board members of the Company serving on the compensation or equivalent committee of another entity which has any director or executive officer serving on the Compensation Committee, other committees or Board of Directors of the Company.

Shareholder Return Performance

The following graph compares the performance of the Company's common stock to that of the Total Return Index for The NASDAQ Stock Market - US Index and The NASDAQ Trucking and Transportation Stock Index for the period commencing September 30, 1995 and ending on September 30, 2000. The graph assumes that $100 was invested on September 30, 1995 in the Company's common stock and in each of the indices and assumes the reinvestment of dividends.


Index as of September 30

            1995	    1996	   1997	   1998	  1999     2000
PATRIOT      100		94	    156	    102	   108       82
NASDAQ-US	   100	     119	    163	    166	   270      368
NASDAQ&T&T   100	     103	    146	    109	   124      107

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Six of the Company's directors (Edward L. Baker, John D. Baker II, Thompson S. Baker II, Luke E. Fichthorn III, Francis X. Knott and Radford D. Lovett) are directors of FRI. Such directors own approximately 30.1% of the stock of FRI and 44.3% of the stock of the Company. Accordingly, the Bakers, who own approximately 43.2% of the stock of the Company and 29.7% of the stock of FRI, may be considered to be control persons of both the Company and FRI. See "Compensation Committee Interlocks and Insider Participation" for further information on the relationship between the Company and FRI.

The Company and FRI routinely are engaged in business together through the hauling by the Company of petroleum products and other products for FRI and the leasing to FRI of construction aggregates mining and other properties. The Company has numerous petroleum hauling competitors at all terminal and mine sites and the rates charged are, accordingly, established by competitive conditions. Approximately 7.6% of the Company's revenue was attributed to FRI during fiscal year 2000.

Mr. Fichthorn provided the Company with financial consulting and other services during fiscal 2000 for which he received $30,000.

In November 2000, after approval by committees of independent directors of each of the Company and FRI, the Company sold to FRI real properties near Rome, Georgia and Springfield, VA for $2,600,000.

In the opinion of the Company, the terms, conditions, transactions and payments under the agreements with the persons described above were not less favorable to the Company than those which would have been available from unaffiliated persons.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table and notes set forth the beneficial ownership of common stock of the Company by each person known by the Company to own beneficially more than 5% of the common stock of the Company.

TITLE OF    NAME AND ADDRESS    AMOUNT AND NATURE OF     PERCENT
CLASS      OF BENEFICIAL OWNER   BENEFICIAL OWNERSHIP    OF CLASS

Common     Baker Holdings, LP      1,061,521 (1)          32.5%
Stock	 Edward L. Baker           114,276 (1) 	  	    3.5%
		 John D. Baker II	       204,553 (1)           6.3%
            P.O. Box 4667          1,380,350 (1)	        42.3%
            Jacksonville, FL 32201

           Royce & Associates, Inc.  250,100 (2)           7.3%
            1414 Avenue of the Americas
            New York, NY 10019

           Eastabrook Capital
 		  Management   		  239,718 (3)           7.1%
            430 Park Avenue
            Suite 1810
            New York, NY 10022

           Wellington Management
   		  Company   		       309,700 (4)           9.2%
            75 State Street
            Boston, MA 02104

(1)	Baker Holdings, LP is a limited partnership in which Edward
L. Baker and John D. Baker II are the sole shareholders of its general partner and as such have shared voting and dispositive power over the shares owned by the partnership. Through pass through entities, each of Edward L. Baker and John D. Baker II have a pecuniary interest in 353,840 shares. Ownership is reported as of November 30, 2000. See "Common Stock Ownership By Directors and Officers" including the notes thereunder for an aggregation and identification of these shares with other shares beneficially owned by Edward L. Baker and John D. Baker II.

(2)	Royce & Associates, Inc. ("Royce"), and Charles M. Royce
reported that they are members of a group pursuant to Securities and Exchange Commission Rule 13d-(1) (b) (ii) (H). Mr. Royce, who may be deemed to be a controlling person of Royce, does not own any shares outside of Royce and disclaims beneficial ownership of the shares held by Royce. Royce has sole voting and investment power as to the shares shown. Ownership is reported as of February 1, 2000.

(3)	Estabrook Capital Management is an investment advisor and
reports, as of October 23, 2000 shared voting power and sole investment power as to 239,718 shares.

(4)	Wellington Management Company is an investment advisor and
reports, as of February 9, 2000 shared voting power as to 175,500 shares and shared dispositive power as to 309,700 shares.

COMMON STOCK OWNERSHIP BY DIRECTORS AND OFFICERS

The following table and notes set forth the beneficial ownership of common stock of the Company by each director and each non-director named in the Summary Compensation Table and by all officers and directors of the Company as a group as of October 30, 2000 and also includes shares held under options as of October 30, 2000 which are exercisable within 60 days of December 15, 2000.

TITLE OF      NAME AND ADDRESS   AMOUNT AND NATURE      PERCENT
CLASS           OF DIRECTOR     BENEFICIAL OWNERSHIP    OF CLASS

Common       John E. Anderson        45,806 	              *
Stock        Edward L. Baker  	  821,957 (1)(2)(3)    25.2%
             John D. Baker II       558,393 (2)(4)(5)(6)  17.1%
             Thompson S. Baker II    29,686 (4)(7)         *
             Ish Copley              25,100      	         *
             David H. deVilliers Jr. 18,250                *
             Luke E. Fichthorn III   18,043 (8)            *
             Francis X. Knott         4,120 (9)            *
             Radford D. Lovett       17,200                *
             Robert H. Paul III       5,800                *
             Martin E. Stein Jr.     42,300 (6)            1.3%
             James H. Winston         5,000                *
		   James B. Shephard          400                *

        	   All Directors and
 		   Officers as a group
  		   (17 people)          1,618,557               49.3%
* Less than 1%

The preceding table includes the following shares held under FRI's Tax Reduction Act Employee Stock Ownership Plan ("TRAESOP") as to which the named person has sole voting power, and shares held under options which are exercisable within 60 days of December 15, 2000.



                    SHARES UNDER TRAESOP      SHARES UNDER OPTION

John E. Anderson               -                      25,000
Edward L. Baker              2,542                       -
John D. Baker II             1,549                       -
Thompson S. Baker II             7                    10,000
Ish Copley                     -                      25,000
David H. deVilliers Jr.        -                      15,000

All directors and
officers as a group          4,152                    90,000

(1)	Includes out of the 1,061,521 shares owned directly by Baker
Holdings, L.P., as to which Edward L. Baker and John D. Baker II, have shared voting and shared dispositive powers, for Edward L. Baker, 353,840 shares as to which he has a pecuniary interest and an additional 353,841 shares in which another person has a pecuniary interest, which 707,681 shares are excluded from those shown by John D. Baker II; the remaining 353,840 shares in which John D. Baker II has a pecuniary interest are included in the shares shown for John D. Baker II.

(2)	Includes for Edward L. Baker as to which he has sole voting
and sole dispositive powers 26,191 shares held in the Edward L. Baker Living Trust; 1,904 shares held directly by Edward L. Baker; 83,639 shares held in trust for the benefit of children of John D. Baker II, which shares are excluded from those shown for John D. Baker II and as to which each of Edward L. Baker and John D. Baker II disclaim any beneficial interest.

(3)	Includes for Edward L. Baker 2,542 shares held for his
account in FRI's TRAESOP, as to which he has sole voting power but no dispositive power.

(4)	Edward L. Baker, John D. Baker II and Thompson S. Baker II
may be considered to be control persons of the Company.

(5)	Includes 108,665 shares held by the John D. Baker II Living
Trust and 93,639 shares held directly by John D. Baker II as to which John D. Baker II has sole voting and dispositive power; John
D. Baker II has sole voting power but no dispositive power with respect to 1,549 shares held for his account in the FRI's TRAESOP; includes 700 shares owned by Mrs. John D. Baker II, as to which he disclaims any beneficial interest.

(6)	Regency Square II, a Florida general partnership, owns 40,300 shares of the Company. Martin E. Stein Jr., as a partner, holds a 2.5248% interest in the partnership. Trust B under the will of Martin E. Stein, deceased, as a partner, holds a 46.2128% interest in the Partnership. John D. Baker II is a co-trustee of the trust of Martin E. Stein, deceased, and as such has a one-third shared voting and dispositive power as to the trust. Martin E. Stein Jr. has a beneficial interest in the trust, and, together with his two brothers, acting jointly as co-trustees, has a one-third shared voting and dispositive power as to the trust. The partnership's shares in the Company are excluded from the total shown for John
D. Baker II, who disclaims any pecuniary or beneficial interest to such shares, but are included in the total shown for Mr. Stein Jr.

(7)	Includes 733 shares owned by Martha Frye Baker; 733 shares
owned by Mary Cameron Baker; 733 shares owned by Julia Elizabeth
Baker; and 733 shares owned by Samuel McDonald Baker, as to which Thompson S. Baker II disclaims any beneficial interest.

(8)	Includes 100 shares owned by the spouse of Mr. Fichthorn as
to which he disclaims any beneficial interest.

(9)	Includes 3,490 shares held by Francis X. Knott as custodian
as to which Mr. Knott has sole voting and dispositive power but as to which he disclaims any beneficial interest.

INDEPENDENT AUDITORS

The Audit Committee with the approval of the Board of Directors has selected Deloitte & Touche LLP as independent certified public accountants to examine the consolidated financial statements of the Company for fiscal 2001. Representatives of Deloitte & Touche LLP are expected to be present at the shareholders' meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be included in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting must be delivered in writing to the principal executive offices of the Company no later than August 17, 2001. The inclusion of any proposal will be subject to the applicable rules of the Securities and Exchange Commission.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and beneficial owners of 10% or more of the Company's outstanding common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, The NASDAQ Stock Market and the Company. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes all persons subject to these reporting requirements filed the required reports on a timely basis, except for David H. deVilliers Jr. Mr. DeVilliers filed a Form 4 for September, 2000 eight days late on the sale of 1,000 shares of the Company's stock.

COST OF SOLICITATION

The cost of solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this proxy statement. The Company will reimburse brokers and nominees their reasonable expenses for sending proxy material to principals and obtaining their proxies. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other electronic means by directors, officers and other employees of the Company.

OTHER MATTERS

The Board of Directors does not know of any other matters to come before the meeting. However, if any other matters come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote said proxy in respect of any such matters in accordance with their best judgment pursuant to the discretionary authority conferred thereby.


                			  BY ORDER OF THE BOARD OF DIRECTORS


 December 20, 2000                   James B. Shephard
                                	     Secretary



PLEASE RETURN THE ENCLOSED FORM OF PROXY,
DATED AND SIGNED, IN THE ENCLOSED ADDRESSED
ENVELOPE, WHICH REQUIRES NO POSTAGE.


SHAREHOLDERS MAY RECEIVE WITHOUT CHARGE A COPY OF PATRIOT
TRANSPORTATION HOLDING, INC.'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K INCLUDING THE FINANCIAL
STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES BY WRITING TO THE TREASURER AT POST OFFICE BOX 45243, JACKSONVILLE, FLORIDA 32232.







APPENDIX

PATRIOT TRANSPORTATION HOLDING, INC.
AUDIT COMMITTEE CHARTER

1. PURPOSE. The primary function of the Audit Committee (the "Committee") of Patriot Transportation Holding, Inc. (the
"Company") is to monitor management's and the independent
auditor's participation in the financial reporting process and to otherwise review and evaluate the audit efforts and independence of the independent accountants.
2.	COMPOSITION.
A. The Committee shall be comprised of three or more independent directors as determined by the Company's Board of Directors (the "Board").
B. Each member of the Committee shall be, in the opinion of the Board, able to read and understand financial statements, and at least one member must have financial sophistication derived from past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background. No member of the Committee shall have any relationship to the Company that might interfere with such member's independence from the Company and its management. In addition, the following restrictions shall apply to every member of the Committee:
(i)  No individual who is either an employee or executive officer of the Company or any of its affiliates (or an immediate family member of an employee or executive officer of the Company) may serve on the Committee until at least three (3) years following the termination of such person's employment; and
(ii)  No individual may accept compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year except for compensation relating to board service,
retirement, plan benefits, or non-discretionary compensation;
(iii) No individual who is either a partner, controlling shareholder, or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than payments which arose solely from investments in its securities) that exceeded the greater of five percent of the organization's consolidated gross revenues for that fiscal year or $200,000.00 in any of the past three (3) years; and
(iv) No individual may serve on the Committee if such person is employed as an executive of another corporation whose compensation committee includes any of the executive officers of the Company.
The members of the Committee shall be subject to such further or different restrictions and requirements for qualification as may be required from time to time by the Securities and Exchange Commission and any stock exchange which lists the Company's securities.
C.  The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Term of membership of the Committee is at the discretion of the Board, but maintenance of continuity while bringing a fresh perspective is to be considered. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full membership.
3.	MEETINGS.  The Committee shall meet at least twice annually, or more frequently as circumstances dictate.
4.	RESPONSIBILITIES AND DUTIES.  To fulfill its responsibilities and duties the Committee shall:
A.  Documents/Report Review
(i)  Review and update this Charter periodically, at least
annually, as conditions dictate.
(ii) Discuss with management any significant issues raised by the independent accountants with respect to the quality of the
Company's accounting principles and financial reporting processes.
(iii)  Cause the Company's independent accountants to review, prior to filing, any interim financial statements of the Company to be included in its quarterly reports on Form 10-Q.
(iv)  Prepare and submit an audit committee report to be set forth in the Company's proxy statement which sets forth whether:
(a)  the Committee has reviewed and discussed the Company's
audited financial statements with management;
(b)  the Committee has discussed with its independent accountants the matters required to be discussed by SAS 61; and
(c)  the Committee has received written disclosures and a letter from its independent accountants required by ISB Standard No. 1 and has discussed with its accountants the accountants'
independence; and
(d)  the Committee's recommendation to the Company's Board that the audited financial statements be included in the Company's annual report on Form 10-K.
(v) Cause the Company to disclose in its proxy statements whether the Committee members are independent, the standard used in making such determination, and disclosure of information regarding any member of the Committee who is not independent.
B.	Independent Accountants.
	(i) Have the authority and responsibility with the Board for the selection and evaluation of the Company's independent accountants and the selection and appointment of their successors. The Company's independent accountants ultimately shall be accountable to the Committee and the Board.
	(ii) Recommend to the Board the selection of the independent accountants. The Committee shall require the Company's independent accountants to prepare and submit to the Committee on a periodic basis a formal written statement delineating all relationships or services between said independent accountants and the Company. The Committee shall review and discuss all relationships disclosed by the Company's independent accountants which may impact upon their objectivity and independence and shall be responsible for recommending to the Company's Board any appropriate action to ensure the independence of such accountants.
	(iii) Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.
C.	Ethical and Legal Compliance
	(i) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Committee or the Board deem necessary or appropriate.
	(ii) Cause the Company to disclose in its proxy statements whether the Committee has adopted and the Board has approved a written charter for the Committee and, if applicable, include a copy of such charter as an appendix to the Company's proxy statements at least once every three years.

	The foregoing Charter of the Audit Committee of the Board of Directors of Patriot Transportation Holding, Inc., a Florida corporation, was adopted by the Audit Committee on the 3rd day of May, 2000 and approved by the Board of Directors on the 3rd day of May, 2000.

						PATRIOT TRANSPORTATION HOLDING, INC.
						By s/James B. Shephard_____
						Print James B. Shephard______
						Its Secretary

PATRIOT TRANSPORTATION HOLDING, INC.
PROXY SOLICITED BY BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR FEBRUARY 7, 2001

	The undersigned hereby appoints Edward L. Baker and John D. Baker II, or either of them, the attorneys, agents and proxies of the undersigned with full power of substitution to vote all the shares of common stock of Patriot Transportation Holding, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the general offices of the Company, 155 East 21st Street, Jacksonville, Florida on February 7, 2001 at 2 o'clock in the afternoon, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters below:

	1.	To approve the award of non-discretionary stock options
pursuant to the Company's 2000 Stock Option Plan for 1,000 shares to each non-employee director of the Company for attendance at each regular Board of Directors' meeting

		 / /  FOR	/  /  AGAINST

	2.	/ /	FOR the nominees listed  /  /  WITHHOLD AUTHORITY
below (except as marked        to vote for all
to the contrary below)         nominees listed
 									 below

	John E. Anderson, David H. deVilliers Jr., Radford D. Lovett

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.

	3.	To transact such other business as may properly come
before the meeting or any adjournments thereof.

	The undersigned hereby revokes any proxy heretofore given with respect to said stock, acknowledges receipt of the Notice and the Proxy Statement for the meeting accompanying this proxy, each dated December 20, 2000 and authorizes and confirms all that the said proxies or their substitutes, or any of them, may do by virtue hereof.



							Dated:________________________

							______________________________
								Signature

							______________________________
							Signature, if held jointly

IMPORTANT: Please date this proxy and sign exactly as your name or names appear(s) hereon. If the stock is held jointly, signatures should include both names. Personal representatives, trustees, guardians and others signing in a representative capacity should give full title. If you attend the meeting you may, if you wish, withdraw your proxy and vote in person.

PLEASE RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.